MFS(R) EUROPEAN EQUITY FUND

                         MFS(R) FUNDAMENTAL GROWTH FUND

                      MFS(R) INTERNATIONAL CORE EQUITY FUND

                   MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

                    MFS(R) INTERNATIONAL STRATEGIC VALUE FUND

                         MFS(R) TAX MANAGED EQUITY FUND

                       MFS(R) EMERGING OPPORTUNITIES FUND

                             MFS(R) GEMINI U.K. FUND

                               MFS(R) GLOBAL VALUE

                      Supplement to the Current Prospectus

Effective immediately, the following paragraph is added as the last paragraph under "Risk Return Summary - Principal Investment Policies" in the prospectus of the above-referenced funds:

During the period when shares of the fund are only offered to employees of MFS and its affiliates who are residents of Massachusetts and members of the governing boards of the various funds sponsored by MFS, the fund will not be eligible to invest in securities issued in initial public offerings ("IPOs"). The fund's ineligibility to participate in these offerings may have the effect of causing the fund's investment performance to be lower than the performance may otherwise have been if it had invested in IPOs.

Effective immediately, the following sentence under the caption "Risk Return Summary - Principal Investment Policies" from the prospectus of the MFS European Equity Fund, MFS Fundamental Growth Fund, MFS International Core Equity Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund is revised as follows:

The sentence "The fund's investments may include securities issued in initial public offerings and securities traded in over-the-counter markets" is revised to read "The fund's investments may include securities traded in over-the-counter markets."

Effective immediately, the following paragraph under the caption "Risk Return Summary - Principal Risks" is deleted from the prospectus of the MFS European Equity Fund, MFS Fundamental Growth Fund, MFS International Core Equity Fund, MFS International Strategic Growth Fund and MFS International Strategic Value
Fund:

Effect of IPOs: The fund may participate in the initial public offering ("IPO") market, and a significant portion of the fund's returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the fund has a smaller asset base. Like any past performance, there is no assurance that, as the fund's assets grow, it will continue to experience substantially similar performance by investment in IPOs.

Effective  immediately,  the following  sentence is added as the last  paragraph
under  "Bar  Chart  and  Performance   Table"  in  the  prospectus  of  the  MFS
International Strategic Growth Fund and International Strategic Value Fund:

"A significant portion of the fund's annual returns for the calendar years ended 1998 and 1999 were attributable to the fund's investment in securities issued in initial public offerings ("IPOs"). There is no guarantee that the fund will experience similar performance as its assets grow. Further, during the period when the fund is only offered to employees of MFS and its affiliates who are residents of Massachusetts and members of the governing boards of the various funds sponsored by MFS, the fund will no longer be eligible to invest in securities issued in IPOs, which may have the effect of causing the fund's investment performance to be lower than the performance may otherwise have been.



                  The date of this Supplement is April 1, 2004.